UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
September 22, 2010
 (Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Resignation of Principal Operating Officer

On September 22, 2010, Steven B. Hinchman announced he will resign from his position of Executive Vice President and Chief Operating Officer effective October 1, 2010.

(c)           Appointment of Principal Operating Officer

On September 22, 2010, Gary Newberry was promoted from Vice President of Production and Development to the position of Senior Vice President, Operations.

Mr. Newberry, age 55, joined the Company as Vice President of Production and Development in April 2010.  Prior to joining Callon, Mr. Newberry was the General Manager – Upstream Safety & Environment for Marathon Oil Company in Houston, Texas since April 2007.  Mr. Newberry was the Operations Manager – WWP at Marathon from February 2005 to April 2007.  Mr. Newbery graduated from Marietta College in 1977 with a B.S. degree in Petroleum Engineering.  After graduation he joined Marathon Oil Company as a Production and Drilling Engineer working in Alaska, the Gulf of Mexico, and the Rockies.  He held various supervisory and management roles of increasing responsibility over production and drilling operations in the mid-continent, Alaska and the Permian Basin.  As a Business Unit Leader, Gary was responsible for all upstream business activity in Oklahoma, Alaska, and the Rockies and served as Marathon’s Worldwide Operations Manager.  Gary retired from Marathon Oil Company after 33 years of service.

Pursuant to the terms of his promotion, Mr. Newberry’s annual salary was increased to $350,000.  He also received a grant of 85,000 Restricted Stock Units payable in shares pursuant to Company’s 2009 Stock Incentive Plan and 15,000 Restricted Stock Units payable in cash.  Both awards will cliff vest on May 7, 2013 assuming continued employment.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure

On September 22, 2010, the Company issued a press release providing various operating and financial updates.  The press release is included herein as exhibit 99.1.  It shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number                                       Title of Document

99.1	Press release dated September 22, 2010 providing various operating and financial updates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2010	Callon Petroleum Company
(Registrant)

By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number                                       Title of Document

99.1	Press release dated September 22, 2010 providing various operating and financial updates.